VESSELS AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Components of vessels and equipment, net
Useful lives applied are as follows:

Vessels	30 years
Deferred drydocking expenditure	5 years
Office equipment and fittings	3 years
Our vessels and equipment, net consisted of the following:

	Successor
(in thousands of $)	December 31, 2023	December 31, 2022
Vessels(1)	1,811,295	1,937,443
Office equipment and fittings	1,258	645
Less: Accumulated depreciation	(112,490)	(44,681)
Total vessels and equipment, net	1,700,063	1,893,407

(1) Vessels includes the conversion and retrofitting cost of $14.6 million (2022: Nil) and capitalized deferred drydocking cost of $22.1 million (2022: $15.2 million) for the year ended December 31, 2023. As of December 31, 2023, conversion and retrofitting of certain vessels is in progress, with an estimated total remaining commitment of $35.5 million and depreciation will begin upon completion.